Exhibit 99.1

Obagi Medical Products, Inc. Follow-On Offering October 2007

Offering Summary Shares Offered Current Stock Price Selling Stockholders Use of Proceeds Expected Pricing Bookrunners Co-Manager 6.3 million (5.5 million secondary, 0.8 million primary) $19.75 (as of September 27, 2007) Stonington Partners, Obagi Family Trust Repayment of Term Loan From Merrill Lynch Thursday, October 11 Thomas Weisel Partners, Robert W. Baird & Co., CIBC World Markets Susquehanna Financial Group, LLLP NASDAQ Symbol Offering Size OMPI Approximately $124 million

Safe Harbor Our presentation today will include forward-looking statements relating to the company’s financial results, business prospects and the development of potential human therapeutic products that involve a number of risks and uncertainties. Actual events and performance may differ materially from our expectations. Among the factors that could cause actual results to differ materially are our substantial reliance on sales of the Obagi Nu-Derm System, our ability to expand or develop new product lines, a possible change in the regulatory framework governing our lead product, and the variability of our quarterly operating results. For a full discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed or implied by any of these forward-looking statements, please review the "Risk Factors" section and the other information contained in Amendment No. 2 to our Registration Statement on Form S-1, filed with the Securities and Exchange Commission on September 28, 2007. We do not undertake an obligation to update the information we are providing today.

Business Overview, Steve Carlson, President & CEO

Obagi Investment Highlights Leading brand in the physician-dispensed skin care market Proprietary “Penetrating Therapeutics” technology Large & growing $36.2 billion global skin care market (62%+ facial care) Significant growth opportunities Use with: Botox®, fillers, Laser therapy, scar cosmesis (basal cell carcinoma excisions) >70MM est. people will receive cosmetic facial procedures between 2005–2010* Newly launched ELASTIderm, CLENZIderm M.D., and newly positioned Obagi Condition & Enhance Systems Seasoned management team with excellent track record of execution * Kalorama, February 2006.

2007 Performance
($ in millions)

OBAGI MEDICAL


+34% Revenue Growth
+39% Revenue Growth
$17.2
$23.0
$18.7
$26.1
9%
13%
6%
15%
Q1 06
Q1 07
Q2 06
Q2 07
Revenue
Net Margin

	Sales	YOY Growth	Net Income	YOY Growth
Q1 07	$23.0	+34%	$2.9	+96%
Q2 07	$26.1	+39% (US +45%)	$3.9	+265%
1H 07	$49.1	+37%	$6.9	+167%
2007E Guidance	$102-$106	+31%-36%	$17.0-$17.6	+177%-188%

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Continued Execution Since IPO New Product Launches February 2007 ELASTIderm Eye Gel February/July 2007 CLENZIderm M.D. Acne Therapeutic System for both normal-to-oily and normal-to-dry skin August 2007 Condition & Enhance Systems for both Surgical and Non-Surgical Procedures On-going studies to demonstrate efficacy, and develop new products and applications Botox®, pre-post laser therapy, scar cosmesis, ELASTIderm, CLENZIderm Significant growth in new and active accounts Recently expanded management team with experienced professionals

“Penetrating Therapeutics” Process Standard Topical Agents Obagi Penetrating Therapeutics Stratum cornea Epidermis Dermis Stratum cornea Epidermis Dermis Obagi’s proprietary processes and systems enhance skin penetration and increase active agent efficacy

Core Obagi Systems

OBAGI MEDICAL

Nu-Derm System®

- Prescription-based hydroquinone 4% + Tretinoin
- Clinically proven six-product skin health system for fine lines, wrinkles, hyper-pigmentation, melasma, photo-damage, and acne

CRx System™

- Patented system
- Photolumines™ "glowing" skin
- Enhanced collagen production
- Treats fine lines, wrinkles, hyper-pigmentation, skin sallowness

Professional C

- Stimulates collagen production
- Used as standalone product, or in combination with Obagi Nu-Derm System
- Provides anti-oxidant protection against fine lines, wrinkles, hyper-pigmentation



1988



2004



2005

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Obagi Nu-Derm Results Before After Before After Photos showing the patients before and after the use of Obagi Nu-Derm System.

Newly-Introduced Line Extensions 2007 Obagi Condition & Enhance System for Use with Surgical Procedures For use before and after cosmetic laser procedures Obagi Condition & Enhance for Use with Non-Surgical Procedures For use after Botox®, soft tissue filler injections and other non-surgical treatments

Botox® + Obagi Condition & Enhance: Increases Patient Satisfaction Before use of Condition & Enhance for non-surgical procedure (Botox® Cosmetic) After use of Condition & Enhance for non-surgical procedure (Botox® Cosmetic)

Obagi Condition and Enhance 2007 Clinical studies Market size (procedures) Scar cosmesis (Basal cell carcinoma excisions) 3+ Million Patient enrollment complete Lasers 1+ Million Ablative (ASPS) Q1 patient enrollment Syneron Q3 patient enrollment IPL Q3 patient enrollment Botox® Q3 patient enrollment 4+ Million Goal: Customized C&E Systems/Indication

New Dermatology & Aesthetic Platforms CLENZIderm M.D.™ Acne Treatments Liquefies Benzoyl Peroxide on contact, resulting in greater follicular penetration and rapid lesion reduction 2007 ELASTIderm™ Eye Cream and Eye Gel Helps the skin’s natural ability to produce elastin to decrease wrinkles and increase functional elasticity of the skin

Uses a combination of salicylic acid and a new, prescription strength, proprietary, solubilized form of Benzoyl Peroxide (BPO) Soluble, molecular size BPO (0.0001 mm) Works on all three causes of acne: excess oil bacteria clogged pores More rapid lesion reduction than BPO/Clindamycin combination drugs New Dermatology Platform: CLENZIderm M.D. .05 0.1 .01 Clenziderm BPO Molecule size Human pore size BPO micro-particle

Generic vs. Solubilized BPO Gel Study* After 30 minutes with generic BPO gel (magnification 300x) After 30 minutes with novel solubilized BPO gel (magnification 300x) *American Academy of Dermatology 2007 Poster: A Comparison of patterns of deposition of Two BPO Formulations on the skin and on the follicular ostia as visualized by Scanning Electron Microscopy. M. Spellman, MD, J. Ramirez, PhD.

CLENZIderm vs. BPO/Clindamycin Lesion Reduction Study* * American Academy of Dermatology 2007 - A comparison of a novel Benzoyl Peroxide System with a combination Benzoyl Peroxide and Clindamycin product: A 2- week split face study of effectiveness and tolerability. D. Wilson, MD, K. Meadows, MD, J. Ramirez, PhD CLENZIderm resulted in greater and more rapid reductions in lesion counts than the BPO/Clindamycin regimen CLENZIderm regimen: Almost 2 - 3x faster clearance Non-Inflammatory 13% versus 5% reduction at week 1 34% versus 21% reduction at week 2 Inflammatory 23% versus 12% reduction at week 1 52% versus 50% reduction at week 2 FIGURE 2 Reduction in non-inflammatory lesion count Week of treatment Mean % change from baseline in non-inflammatory lesion count FIGURE 1 Reduction in inflammatory lesion count Week of treatment Mean % change from baseline in inflammatory lesion count

CLENZIderm M.D. 4 weeks Baseline Before After Photos showing a patient before and after the use of CLENZIderm M.D.

New Aesthetic Platform: ELASTIderm Proprietary Bi-mineral complex Enhances skin elasticity through stimulation of new elastin Increases collagen production First application: Around the eye Other areas of the body in development 9 week clinical study Increase in elasticity 46% after 9 weeks of use Reduction in wrinkles 75% after 9 weeks of use

ELASTIderm Clinical Results: Skin Elasticity A statistically significant increase in elasticity (Cutometer – snap test) . Mean ± Standard Error Statistical Analysis was performed using a single-sample t-test. Essex Clinical Testing, Dr. John Erianne, S001 Aug – Oct 2006. N=33 2 4 6 8 9 0 20 40 60 * ** ** ** 20% 29% 31% 35% * p < 0.01 **p < 0.001 46% ** Weeks % Change From Baseline

ELASTIderm: Effects on Visible Wrinkles Around the Eye 6 weeks Baseline Female Age 58

Product Development Target Markets ($ in millions) Source: Kalorama, February 2006. Current Market Size (Worldwide Rx sales) Potential Addressable Market (Additional topical Rx categories) Fungal Infection $3,044 Psoriasis $868 Dermatitis/Seborrhea $991 Hair Loss/Removal $562 Total: $5,465 Total: $2,628 $983 $1,645 Anti-Aging Acne/Rosacea

Industry Growth Drivers Aging population New procedures: less invasive, more effective Increased focus on combination therapy Growing demand for physician-dispensed products Physicians’ economic alternative to healthcare reform pressures

Growth Opportunities in the U.S. Physician-Dispensed Channel *Sources: Dendrite Interactive Marketing, “U.S. Distribution of Physicians,” U.S. Department of Labor, “May 2004 National Occupational Employment and Wage Estimates,” (Other Physician Population includes General practice, Family Practice, Internal Meds and OBGYN only). ** All data as of 6/30/07; Current physicians are estimated by the Company based upon average number of physicians per active account. Other accounts include Internal Medicine, ENT, ophthalmology, OBGYN, and others. 8,430 * 11,398 * Current Obagi Accounts 3,300** 1,000 ** 3,400** 179,000 * Other Physicians Plastic Surg. Dermatologists

Differentiated Sales Strategy Dynamic Sales Force 84 field sales positions Adding 5 – 6 reps per quarter, in response to growing demand New specialty derm reps being added to increase practice penetration Partner with physicians to build dispensing business Core market penetration Drive new patients into existing accounts Drive sales with entire portfolio – Obagi Systems Introduction of strategic new products Implement new marketing programs for accounts Improve productivity down to the customer Expand penetration and reach to smaller accounts Invest in Direct to Consumer Awareness campaigns

International Opportunities International sales growth drivers Introduction of ELASTIderm and CLENZIderm in 2H 2007 and early 2008 Broaden geographic penetration: South Korea Vietnam Brazil Expansion opportunities: China Europe South America International Revenue Mix (as of June 30, 2007) Japan 11% Americas 19% Europe 11% Middle East 28% Far East (ex. Japan) 31%

Company Highlights Strong momentum in top and bottom line growth 6 new products launched since July 2006 Robust pipeline of new products and applications Leveraging existing infrastructure: Return on Sales*: Q2 2006 18%, Q2 2007 29% Significant opportunity for continued account penetration among both the derm/plastic community and broader physician population International distribution channels will provide a solid platform for expansion CLENZIderm and future new products may help to mitigate summer seasonality in the market * Return on Sales defined as Operating Income divided by Revenue.

Launch of Condition & Enhance Systems* *Striped portion represents estimated Condition & Enhance initial stocking. Quarterly Growth ($ in millions) 2004 2005 2006 2007 ** Unaudited preliminary figure. $13.3 $14.3 $13.3 $15.4 $15.0 $16.0 $14.7 $19.3 $17.2 $18.7 $19.1 $23.0 $23.0 $26.1 $26.2** Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Financial Overview, Stephen Garcia, CFO

Company Financial Highlights ($ in millions except EPS) 21% $11.3 $5.9 $0.14 $2.6 $7.4 83.9% +16% $35.9 1H 2006 $11.3 $2.8 Cash $17.7 $13.0 Operating Income 2006 1H 2007* 26% $8.0 $0.31 $6.9 82.7% +37% $49.1 82.7% Gross Margin % 23% Return on Sales** $12.9 Operating Cash Flow $0.34 EPS (Diluted) $6.1 Net Income +20% YOY Sales Growth $78.0 Sales * Unaudited. ** Return on Sales defined as Operating Income divided by Revenue. Note: $10.0 million available on revolving line of credit as of 6/30/07 and 12/31/06.

Strong Revenue Growth ($ in millions) +37% YOY +20% +15% +14% +31%-36% $49.1 $35.9 $78.0 $64.9 $49.3 $56.3 $102.0-$106.0 2003 2004 2005 2006 2007E 1H 06 1H 07

Improving Net Income ($ in millions) +167% YOY +35% +15% +152% $6.9 $3.9 $2.9 $1.0 $2.5 $2.6 Q3 06 Q4 06 Q1 07 Q2 07 1H 06 1H 07

Income Statement (in thousands except share and per share amounts) Three Months Ended June 30, Six Months Ended June 30, 2007 2006 2007 2006 Net sales 26,067 $ 18,722 $ 49,113 $ 35,926 $ Cost of sales 4,560 3,017 8,521 5,789 21,507 15,705 40,592 30,137 Selling, general and administrative expenses 12,523 10,390 24,836 19,444 Research and development 1,522 1,930 2,766 3,259 7,462 3,385 12,990 7,434 Interest, net (965) (1,590) (1,655) (3,123) 6,497 1,795 11,335 4,311 Provision for income taxes 2,561 717 4,473 1,737 3,936 $ 1,078 $ 6,862 $ 2,574 $ EPS: 0.18 $ 0.06 $ 0.31 $ 0.14 $ 0.18 $ 0.06 $ 0.31 $ 0.14 $ Weighted average common shares outstanding: 21,801,961 17,799,183 21,801,961 17,798,563 21,970,838 17,821,472 21,923,959 17,821,393 Diluted Basic Diluted Basic Net income Income before provision for income taxes Income from operations Gross profit

Balance Sheet Highlights ($ in thousands) As of June 30, 2007 $61,677 53 $51,434 22,083 $8,055 Pro forma as adjusted $61,677 9,163 $61,677 31,193 $17,727 Pro forma $46,746 Total liabilities and stockholders’ equity 9,163 Long-term debt less current portion $46,746 Total assets Working capital $2,796 Cash and cash equivalents Note: $10.0 million available on revolving line of credit as of 6/30/07. Actual 17,033

Obagi Investment Highlights Leading brand in the physician-dispensed skin care market Proprietary “Penetrating Therapeutics” technology 2007 revenue guidance $102 MM - $106 MM (31%-36% YOY growth) 2007 EPS guidance $0.76 - $0.79 per share* Significant growth opportunities Use with: Botox®, fillers, Laser therapy, scar cosmesis (basal cell carcinoma excisions) Newly launched ELASTIderm, CLENZIderm M.D., and newly positioned Obagi Condition & Enhance Systems Broad and robust pipeline of future products and systems Seasoned management team with excellent track record of execution *Earnings per share estimates are based on approximately 22.3 million fully diluted weighted-average shares outstanding.